Exhibit 10.2

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

THIRD AMENDMENT TO

COLLABORATION AGREEMENT

This Third Amendment (“Third Amendment”) to the Collaboration Agreement (the “Agreement”) by and between F. Hoffmann-La Roche Ltd, with an office and place of business at Grenzacherstrasse 124, 4070, Basel, Switzerland, and Hoffmann-La Roche Inc., with an office and place of business at 150 Clove Road, Suite 8, Little Falls, New Jersey 07424, U.S.A. (together, “Roche”), on the one hand, and Foundation Medicine, Inc., with an office and place of business at 150 Second Street, Cambridge, MA 02141, U.S.A. (“FMI”), on the other hand (each a “Party,” and collectively, the “Parties”), as such Agreement was amended by the First Amendment to the Collaboration Agreement dated April 6, 2016 (“First Amendment”) and the Second Amendment to the Collaboration Agreement dated June 16, 2016, is entered into by and between the Parties and shall be considered effective as of the 25th of July, 2016 (the “Third Amendment Effective Date”). Capitalized terms used in this Third Amendment and not otherwise defined herein are used with the meanings ascribed to them in the Agreement.

1.	Section 1.27. Section 1.27 of the Agreement is hereby replaced with the following:
“1.27	Excepted Activities

The term “Excepted Activities” shall mean […***…].”

[Signature page follows.]

***Confidential Treatment Requested***

IN WITNESS WHEREOF, the Parties hereto have caused this Third Amendment to be executed and effective as of the Third Amendment Effective Date. All other terms and conditions of the Agreement remain in force and effect.

FOUNDATION MEDICINE, INC.	F. HOFFMANN-LA ROCHE LTD
Signed: /s/ Steven J. Kafka	Signed: /s/ Stefan Arnold
Name: Steven J. Kafka, Ph.D.	Name: Stefan Arnold
Title: President & Chief Operating Officer	Title: Head Legal Pharma
F. HOFFMANN-LA ROCHE LTD
Signed: /s/ Joerg Kazenwadel
Name: Joerg Kazenwadel
Title: Global Director Alliance & Asset Management

HOFFMANN-LA ROCHE INC.
Signed: /s/ John P. Parise
Name: John P. Parise
Title: Authorized Signatory